UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2020

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Blvd., Suite 305,

Roslyn, New York, 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SINO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 27, 2019, Sino-Global Shipping America, Ltd., a company incorporated in the State of Virginia (the “Company”), held its annual shareholders’ meeting, at which Mr. Jianming Li was not elected as a Class I Director due to the fact that he did not receive a plurality vote for his election. Mr. Li was an Independent Director (as defined in Nasdaq Listing Rule 5605(a)(2)) of the Company and he served as a member of the Audit Committee and the Compensation Committee, and the Chairperson of the Corporate Governance Committee of the Company’s board of directors (the “Board”).

On January 3, 2020, the Company notified the Nasdaq Stock Market, LLC (“Nasdaq”) of the Company’s temporary noncompliance with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A) regarding the composition of the Company’s Board and the Company’s Audit Committee, respectively, because there is no longer a majority of Independent Directors on the Board and the Audit Committee is no longer comprised of three Independent Directors due to the lack of one Independent Director. The Company has determined to rely on the cure periods set forth in Listing Rules 5605(b)(1)(A) and 5605(c)(4) of the Nasdaq Listing Rules with respect to the composition of its Board and Audit Committee, respectively.

On January 6, 2020, the Company received a response letter from Nasdaq acknowledging the Company’s non-compliance with Listing Rule 5605. The Nasdaq letter further provided that consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq will provide the Company with a cure period in order to regain compliance as follows: (i) until the earlier of its next annual shareholders’ meeting or December 27, 2020; or (ii) if the next annual shareholders’ meeting is held before June 24, 2020, then the Company must evidence compliance no later than June 24, 2020.

The Company held its annual shareholders’ meeting for the fiscal year ended June 30, 2019 on December 27, 2019 and therefore its next annual shareholders’ meeting will be held after June 30, 2020. As a result, the Company expects to regain compliance with Listing Rule 5605 by the earlier of its next annual shareholders’ meeting or December 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2020

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Lei Cao
Name:	Lei Cao
Title:	Chief Executive Officer

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